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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of report (date of earliest event reported): March 12, 2003




                                NOBLE CORPORATION
             (Exact name of Registrant as specified in its charter)


             CAYMAN ISLANDS                          0-13857                              98-0366361
    (State or other jurisdiction of                (Commission                         (I.R.S. employer
     incorporation or organization)                file number)                     identification number)


                   13135 SOUTH DAIRY ASHFORD, SUITE 800
                            SUGAR LAND, TEXAS                                                 77478
                 (Address of principal executive offices)                                  (Zip code)



       Registrant's telephone number, including area code: (281) 276-6100

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ITEM 5.  OTHER EVENTS

         On March 12, 2003, Noble Corporation, a Cayman Islands exempted company limited by shares (the "Company"), and UMB Bank, N.A., as Rights Agent (the "Rights Agent"), entered into the First Amendment to Rights Agreement (the "Amendment"). The Amendment amends the Rights Agreement, dated as of March 13, 2002, between the Company and the Rights Agent (the "Rights Agreement"), to increase from 15% to 25% the maximum percentage of the outstanding Ordinary Shares, par value US$.10, of the Company that any Person, and such Person's Affiliates and Associates (as such terms are defined in the Rights Agreement), could beneficially own without causing the Rights to become exercisable. The Amendment does not constitute approval of the Board of Directors of the Company under Articles 62 or 63 of the Company's Articles of Association of the acquisition by any person or group of persons of the Company's Ordinary Shares. A copy of the Amendment is filed as an Exhibit to this Form 8-K and incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the Rights Agreement and the Amendment.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

4.1 Rights Agreement between Noble Corporation and UMB Bank, N.A., as Rights Agent, which includes the Form of Right Certificate as Exhibit B thereto (incorporated by reference to Exhibit 4.1 of the Registration Statement of Noble Corporation on Form S-4, Registration No. 333-84278)

4.2 First Amendment to Rights Agreement between Noble Corporation and UMB Bank, N.A., as Rights Agent, dated as of March 12, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       NOBLE CORPORATION



Date: March 14, 2003                   By: /s/ JULIE J. ROBERTSON
                                          --------------------------------------
                                          Julie J. Robertson
                                          Senior Vice President - Administration


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

4.1 Rights Agreement between Noble Corporation and UMB Bank, N.A., as Rights Agent, which includes the Form of Right Certificate as Exhibit B thereto (incorporated by reference to Exhibit 4.1 of the Registration Statement of Noble Corporation on Form S-4, Registration No. 333-84278)

4.2 First Amendment to Rights Agreement between Noble Corporation and UMB Bank, N.A., as Rights Agent, dated as of March 12, 2003


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